SEMI-ANNUAL REPORT
                         September 30, 1997






Commonwealth Cash Reserve Fund, Inc.
P. O. Box 1192
Richmond, Virginia  23209-1192
(800) 338-3383





                       Message to our Shareholders

We are pleased to present the semi-annual report for the Commonwealth Cash Reserve Fund (the Fund) for the period ended September 30, 1997.

The economy has clearly been on a fast track since it grew by 4.9% in the first quarter. Growth has averaged 3.4% in the last six months and remains significantly above the Federal Reserve's desired growth rate of 2-2.5%, and at a level that many economists would expect to produce inflation. Yet, inflation data coninued to show very little price pressures. Producer price reports released during this six month period were virtually unchanged, while consumer prices rose an annual rate under 2.0%. Conditions this favorable are nearly unprecedented in an economy that is in the 7th year of expansion and still growing solidly. Nevertheless, a steady Fed, a strong stock market, high levels of consumer confidence, and increased attention to the theory that structural changes in the economy could result in sustained growth at a high level without inflation fueled investor optimism. By September 30, interest rates were broadly lower and investors were more focused on the benign inflation trends than the impressive economic performance and Wall Street economists' predictions of an eventual re-emergence of inflation.

In this environment of both strong economic growth and surprisingly low inflation, many local government investors turned to the Fund to provide stable short term returns and daily liquidity. Because a money market mutual fund such as the Commonwealth Cash Reserve Fund can invest in securities with terms to maturity as long as thirteen months, the return will be relatively stable and will generally outperform alternative short term investments during periods of declining rates. Thus investors in the Fund enjoyed above market returns during the fiscal year.

To ensure that investor funds are properly safeguarded during these volatile times, we have continued to focus attention on maintaining a high level of credit quality. In particular, a large percentage of the portfolio has been invested in U.S. Government obligations and repurchase agreements backed by U.S. Goverment obligations. At the end of the quarter, fully 70% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in top rated commercial paper and bankers acceptances.

Because of concerns about the credit quality of Japanese banks, Public Financial Management, Inc. ("PFM") the Fund's investment manager has continued to exclude Japanese bankers' acceptances from the approved list for the Fund during the fiscal year. PFM will continue to monitor the credit quality of these and other possible investments and will purchase only those that meet the Fund's strict credit criteria.

You can be assured that the Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the management of local government investments. We look forward to the continued opportunity to meet your investment needs.




                    COMMONWEALTH CASH RESERVE FUND, INC.

                         Statement of Net Assets

                           September 30, 1997

Face
Amount                                                               Value
(000)                                                                (000)


COMMERCIAL PAPER (23.6%)
            Merrill Lynch & Co.
 3,910	        5.51%             10/08/97                             3,906
            Prudential Funding Corporation
 7,000         5.51%             10/8/97                              6,993
            Morgan Stanley Group, Inc.
 2,200         5.52%             10/9/97                              2,197
            Bear Stearns & Co., Inc.
 7,000         5.52%             10/22/97                             6,977
            Morgan Stanley Group, Inc.
 5,000         5.52%             10/22/97                             4,984
            Corestates Capital Corp. (A)
 5,000         5.61%             10/24/97                             5,000
            Merrill Lynch & Co.
 2,800         5.54%             11/19/97                             2,779
                                                                     ------
	TOTAL COMMERCIAL PAPER                                           $  32,836
                                                                     ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (54.8%)
            Federal Farm Credit Bank Notes
 3,000         5.90%             4/1/98                               2,998
 2,000         6.05%             5/1/98                               2,000
            Federal Home Loan Bank Notes
 2,000         5.71%             1/21/98                              2,000
 1,000         5.26%             4/27/98                                996
            Federal National Mortgage Association Note
 3,000         5.84%             6/10/98                              2,997
            Federal Home Loan Bank Discount Note
 1,620         5.45%             10/3/97                              1,620
            Federal Home Loan Mortgage Corporation
            Discount Notes
 4,340         6.05%             10/1/97                              4,340
25,000         5.50%             10/30/97                            24,889
            Federal National Mortgage Association
            Discount Notes
 1,130         5.51%             11/6/97                              1,124
22,635         5.45%             11/24/97                            22,450
10,000         5.45%             12/4/97                              9,903
            Bancomext Export Funding Corporation (A)
 1,000         6.06%                                                  1,000
                                                                     ------
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                     $  76,317
                                                                     ------

BANKER'S ACCEPTANCE (7.0%)

            Bank of America
 1,155         5.53%             10/27/97                             1,151
 1,686         5.53%             11/6/97                              1,676
            Nationsbank
 7,000         5.52%             10/8/97                              6,992
                                                                     ------
 TOTAL BANKER'S ACCEPTANCE                                         $  9,819

                                                                     ------
REPURCHASE AGREEMENTS (21.6%)
            Prudential Securities
20,000         5.54%             10/23/97                            20,000
            Acquired on 9/9/97, accrued interest $67,711;
            Collateralized by FNMA Note, 6.114%, maturing 4/01/35,
            market value of $20,607,516
                                                                     ------
	TOTAL REPURCHASE AGREEMENTS                                         20,000
                                                                     ------
	TOTAL INVESTMENTS 99.7% (Cost $115,883)                          $ 138,972
                                                                    -------
OTHER ASSETS AND LIABILITIES
            Accrued Interest                                            339
            Cash                                                          4
            Distribution Fees Payable                                    (3)
            Audit Fees Payable                                           (5)
            Legal Fees Payable                                           (1)
            Custodian Fees payable                                       (5)
            Other Accrued Expenses                                      (67)
                                                                    -------
                                                                        262
                                                                    -------
NET ASSETS (100%)
            Applicable to 139,233,968 outstanding shares of
            beneficial interest (unlimited authorization
            - no par value)                                       $ 139,234
                                                                    -------
NET ASSET VALUE PER SHARE                                            $ 1.00
                                                                       ----
AT SEPTEMBER 30, 1997 NET ASSETS CONSISTED OF:

                                             Amount             Per
				                                          (000)            Share

Paid in Capital                            $ 139,234          $ 1.00
Undistributed Net Investment Income                -           	   -
Accumulated Net Realized Gain                      -               -
Unrealized Appreciation (Depreciation)
  of Investments                                   -               -
                                             -------            ----
NET ASSETS                                 $ 139,234          $ 1.00
                                             -------            ----

The accompanying notes are an integral part of these financial statements.

(A) Variable Rate Security - the rate reported in the Statement of Net Assets reflects the rate in effect at 9/30/97.


                COMMONWEALTH CASH RESERVE FUND, INC.

                        Statement of Operations
                  Six Months Ended September 30, 1997

                                                           						 (000)
INVESTMENT INCOME

	   Income
		      Interest                                              $  3,330
                                                                 -----
            Total Income                                      $  3,330

   	Expenses
		      Management Fees                                            100
		      Legal                                                        8
		      Custodian                                                  	15
		      Distribution Fees                                           16
		      Audit                                                        5
		      Directors Fees and Expenses                                  4
		      Insurance                                                   	1
		      Registration Fees                                            6
		      Miscellaneous                                                4
                                                                 -----
			         Total Expenses                                         159
                                                                 -----
	       Expenses waived by Investment Advisor and Distributor      (70)

            Net Investment Income                                3,241
                                                                 -----
			 Net Increase in Net Assets
				 Resulting From Operations                                $  3,241
                                                                 -----




                   COMMONWEALTH CASH RESERVE FUND, INC.

                    Statement of Changes in Net Assets


                                               		Six Months Ended September 30,
                                                    		 	1997           1996
		                                                      (000)          (000)
INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS
	    Net Investment Income                          $   3,241      $   2,479
                                                      -------        -------
DISTRIBUTIONS
	    Net Investment Income                             (3,241)        (2,479)
                                                      -------        -------
CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
	    Issued                                           140,161         52,868
	    Redeemed                                        (120,351)       (71,537)
	    Distributions Reinvested                           3,241          2,479
                                                      -------        -------
    	Net Increase (Decrease) from Capital Share
       Transactions                                    23,051        (16,190)
                                                      -------        -------
	Total Increase (Decrease) in Net Assets               23,051        (16,190)
                                                      -------        -------
NET ASSETS
   	Beginning of Year                                 116,183        102,614
                                                      -------        -------
	   End of Year                                     $ 139,234      $  86,424
                                                      -------        -------



                     COMMONWEALTH CASH RESERVE FUND, INC.

                           Financial Highlights <F2>

                                     Six Months
                                       Ended            Year Ended March 31,
For a Share Outstanding            September 30,
Throughout Each Year                    1997      1997      1996      1995      1994

NET ASSET VALUE, BEGINNING OF YEAR     $1.000    $1.000    $1.000    $1.000    $1.000
	INVESTMENT OPERATIONS
		Net Investment Income                 0.028     0.053     0.058     0.049     0.025
	DISTRIBUTIONS
		Net Investment Income                (0.028)   (0.053)   (0.058)   (0.049)   (0.025)
NET ASSET VALUE, END OF YEAR           $1.000    $1.000    $1.000    $1.000    $1.000
Total Return                            5.63%     5.43%     5.90%     5.01%     2.48%
Ratios/Supplemental Data
Net Assets, End of Period              $139,234  $116,183  $102,614  $130,940  $69,422
Ratio of Expenses to Average
    Net Assets <F1>                     0.15%     0.15%     0.15%     0.15%     0.70%
Ratio of Net Investment Income
    to Average Net Assets               5.50%     5.31%     5.78%     4.91%     2.49%

<F1>
Certain fees were voluntarily waived for the six months ended September 30, 1997 and in fiscal years ended March 31, 1997, 1996 and 1995. If these fees had not been waived, the ratio of expenses to average net assets would have been .27% for the six months ended September 30, 1997, and .28%, .29% and .29% respectively for the fiscal years ended March 31, 1997, 1996 and 1995. The ratio of net investment income to average net assets would have been 5.38% for the six months ended September 30, 1997 and 5.18%, 5.64% and 4.77%, for the fiscal years ended March 31, 1997, 1996 and 1995, respectively.

<F2>
Public Financial Management, Inc. has served as the investment advisor to the Fund since March 15, 1994. Prior to March 15, 1994, Jefferson National Bank served as the investment advisor to the Fund from April 1, 1993. Prior to April 1, 1993 Dominion Trust Company served as the investment advisor to the Fund.




The accompanying notes are an integral part of these financial statements.



                  COMMONWEALTH CASH RESERVE FUND, INC.

                     Notes to Financial Statements

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
The Fund provides comprehensive investment management to institutions, such as municipalities, universities and hospitals. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B. The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles and are consistently followed in the preparation of financial statements.

1. Securities held are valued at amortized cost, which approximates market value. Discounts and premiums on securities purchased are accreted or amortized to interest income over the lives of the respective securities.

2. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method.

3. Dividends from net investment income are declared and recorded daily and are reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4. The Fund invests cash in repurchase agreements secured by U.S. Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral is sufficient to cover principal and accrued interest; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

C. Public Financial Management, Inc. ("PFM"), provides investment advisory, administration, and transfer agent services under the provisions of a contract expiring November 21, 1997. As compensation for its services under the Advisory Agreement, PFM is entitled to receive an annual fee, which is accrued daily and payable monthly, at the rate of .12 of 1% of the Fund's average daily net assets. As compensation for its services under the Administrative Agreement, PFM is entitled to a fee, which is accrued daily and payable monthly, at the rate of .05 of 1% of the average daily net assets. PFM waived $67,000 of its fees under the advisory and administrative agreements so that the aggregate operating expenses of the Fund for the Fund's six months ended September 30, 1997 would not exceed .15 of 1% of the Fund's average net assets. Fees paid to PFM, after such waiver, for the fiscal year represented
 .06 of 1% of average net assets.

The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the six months ended September 30, 1997, total payments made to the Distributor under the Plan were $15,000, after waiving fees of $3,000.

During the year ended March 31, 1997, the Fund paid approximately $3,700 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS its September 30, 1997 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by broker's or dealer's trust department or agent but not in the Fund's name.



Investment Adviser
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Custodian
	Central Fidelity National Bank
	1021 East Cary Street
	P. O. Box  27602
	Richmond, Virginia 27602

Administrator and Transfer Agent
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Distributor
	Commonwealth Financial Group, Inc.
	38 Cohasset Lane
	Cherry Hill, New Jersey 08003

Independent Accountants
	Price Waterhouse LLP
	Thirty South Seventeenth Street
	Philadelphia, Pennsylvania 19103

Co-Counsel
	McGuire, Woods, Battle & Boothe, L.L.P.
	One James Center
	901 E. Cary Street
	Richmond, Virginia 23219

	Laura Anne Corsell, Esq.
	7307 Elbow Lane
	Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's
Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.